SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

         On June 19, 2002, we issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, relating to the pricing of our Rule 144A offering of $215 million in aggregate principal amount of Senior Secured Notes. The notes will bear interest at 11% and mature on June 15, 2010. We intend to use the proceeds of the Notes to repay, redeem or repurchase indebtedness consisting of Riviera Holdings Corporation 10% first mortgage notes due 2004 and Riviera Black Hawk, Inc. 13% first mortgage notes due 2005 with contingent interest. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99 Press Release of Riviera Holdings Corporation, dated June 19, 2001.














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2001                           RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO











































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                              EXHIBIT INDEX


Exhibit
Number                        Description

99       Press Release of Riviera Holdings Corporation, dated June 19, 2002